UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2012

WEATHERFORD INTERNATIONAL LTD.

(Exact name of registrant as specified in its charter)

Switzerland	001-34258	98-0606750
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification Number)

4-6 Rue Jean-François Bartholoni, 1204 Geneva, Switzerland		Not Applicable
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: + 41.22.816.1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On August 14, 2012, after receiving the necessary consents of bondholders in a consent solicitation that began August 2, 2012 (the “Consent Solicitation”), we entered into supplemental indentures with the trustee under our indentures. These supplemental indentures extend the due date under our indentures for providing our Form 10-Q filings for the second and third fiscal quarters of 2012 to no later than March 31, 2012.

The supplemental indentures are filed as Exhibits 4.1 and 4.2 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

We expect to pay an aggregate of approximately $29 million in connection with the successful Consent Solicitation, including consent fees and costs of the solicitation.

Item 8.01 Other Events.

On August 13, 2012, we issued a press release announcing the success of the Consent Solicitation. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

4.1	Sixth Supplemental Indenture, dated as of August 14, 2012, among Weatherford International Ltd., a Bermuda exempted company (“Weatherford Bermuda”), Weatherford International, Inc., a Delaware company (“Weatherford Delaware”), Weatherford International Ltd., a Swiss joint-stock company (“Weatherford Switzerland”), and Deutsche Bank Trust Company Americas, as trustee, to the indenture dated as of October 1, 2003.

4.2	Third Supplemental Indenture, dated as of August 14, 2012, among Weatherford Delaware, Weatherford Bermuda, Weatherford Switzerland, and Deutsche Bank Trust Company Americas, as trustee, to the indenture dated as of June 18, 2007.

99.1	Press release dated August 13, 2012, announcing the success of the Consent Solicitation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEATHERFORD INTERNATIONAL LTD.

Date: August 14, 2012	/s/ Joseph C. Henry
Joseph C. Henry,
Senior Vice President, Co-General Counsel and Corporate Secretary

INDEX TO EXHIBITS

Exhibit Number	Description
4.1	Sixth Supplemental Indenture, dated as of August 14, 2012, among Weatherford Bermuda, Weatherford Delaware, Weatherford Switzerland, and Deutsche Bank Trust Company Americas, as trustee, to the indenture dated as of October 1, 2003.

4.2	Third Supplemental Indenture, dated as of August 14, 2012, among Weatherford Delaware, Weatherford Bermuda, Weatherford Switzerland, and Deutsche Bank Trust Company Americas, as trustee, to the indenture dated as of June 18, 2007.

99.1	Press release dated August 13, 2012, announcing the success of the Consent Solicitation.